UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 28, 2011

Allegheny Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-12001	25-1792394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Six PPG Place, Pittsburgh, Pennsylvania	15222-5479
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(412) 394-2800

N/A
(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c)  On February 28, 2011, Allegheny Technologies Incorporated (the “Company”) announced that L. Patrick Hassey will retire as Chairman and Chief Executive Officer effective May 1, 2011.  The Company’s Board of Directors appointed Richard J. Harshman, 54, to serve as President and Chief Executive Officer of the Company effective May 1, 2011.  Mr. Harshman was also elected to the Company’s Board of Directors and named Chairman effective May 1, 2011.

Mr. Harshman currently serves as the Company’s President and Chief Operating Officer.  Previously, Mr. Harshman served as Executive Vice President, Finance from October 2003 to August 2010 and Chief Financial Officer beginning December 2000 until August 2010.

The Company issued a press release on February 28, 2011, which is set forth in its entirety and attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(d)      Exhibits.

           Exhibit 99.1        Press release dated February 28, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED

		By:	/s/ Jon D. Walton
Jon D. Walton
Executive Vice President, Human Resources,
Chief Legal and Compliance Officer

Dated:	February 28, 2011

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release dated February 28, 2011.